AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 1, 2004
                           1933 Act File No. 333-6849
                           1940 Act File No. 811-07677
--------------------------------------------------------------------------------

                          U.S. SECURITIES AND EXCHANGE
                                   COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

                         Pre-Effective Amendment No.   [    ]

                       Post-Effective Amendment No.    [ 12 ]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                              Amendment No.            [ 14 ]

                        (Check appropriate box or boxes)

                          PROFIT FUNDS INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                         8720 Georgia Avenue, Suite 808
                          Silver Spring, Maryland 20910
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (301) 650-0059

                                Eugene A. Profit
                          Profit Investment Management
                         8720 Georgia Avenue, Suite 808
                          Silver Spring Maryland 20910
                     (Name and Address of Agent for Service)

                                   Copies to:
                                 David M. Leahy
                            Sullivan & Worcester LLP
                                1666 K Street, NW
                             Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):


/ X / immediately  upon filing  pursuant to paragraph (b)
/ / on (date) pursuant to paragraph (b)
/ / 60 days after filing  pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[GRAPHIC OMITTED] PROFIT FUNDS  INVESTMENT  TRUST
                  8720 Georgia  Avenue,  Suite 808
                  Silver Spring, Maryland 20910
                  301-650-0059
                                                                      PROSPECTUS

                                                                DECEMBER 1, 2004


                                THE PROFIT FUND

     The Profit Fund (the "Fund"), formerly the Profit Value Fund, seeks to provide investors with a high long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies (that is, companies having a market capitalization exceeding $10 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

     Profit Investment Management (the "Adviser") serves as the investment adviser to the Fund and manages the Fund's investments.

     THE NAME "PROFIT" IS DERIVED FROM THE NAME OF THE FOUNDER AND PRINCIPAL SHAREHOLDER OF THE ADVISER, EUGENE A. PROFIT, AND IS NOT INTENDED AS AN INDICATION OF THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND.


     This Prospectus has the information about the Fund that you should know before investing. You should read it carefully and keep it with your investment records.


TABLE OF CONTENTS
================================================================================
Risk/Return Summary .........................................................  2
Expense Information .........................................................  7
How to Purchase Shares ......................................................  8
How to Redeem Shares ........................................................ 13
Dividends and Distributions ................................................. 14
Taxes ....................................................................... 15
Management of the Fund ...................................................... 16
Distribution Plan ........................................................... 16
Calculation of Share Price and Public Offering Price ........................ 17
Financial Highlights ........................................................ 18
Privacy Policy Disclosure ................................................... 19

         ---------------------------------------------------------------
              For Information or Assistance in Opening An Account,
         Please Call: Nationwide (Toll-Free) . . . . . . . 888-744-2337
         ---------------------------------------------------------------

RISK/RETURN SUMMARY
================================================================================
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
     The Fund seeks a high long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies (that is, companies having a market capitalization exceeding $10 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

     The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after shareholders have been notified.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
     The Fund's investment strategy is designed to participate in rising equity markets while limiting, as much as possible, the downside volatility which can accompany equity investing. The Adviser uses a disciplined, value-sensitive process to select stocks generally having the following characteristics:

     o low price/earnings ratios relative to a company's sector or historical performance
     o    strong balance sheet ratios
     o    high return on capital
     o    low price/growth ratios relative to a company's sector

     In the Adviser's opinion, these stocks typically enjoy low expectations from investors in general and are undervalued. As a result, in the Adviser's opinion, average "earnings" performance by such companies can result in superior stock performance, and disappointing "earnings" should result in minimal negative stock performance.

     After purchasing a stock, the Adviser continues to monitor its progress in relation to the overall market and its peers. In evaluating whether to sell a stock, the Adviser considers, among other factors, whether:

     o    the stock is overvalued relative to other investments
     o    the stock has met the Adviser's earnings expectations
     o political, economic, or other events could affect the company's performance

     o    the Adviser has identified a more attractive opportunity


The Adviser will not necessarily sell a security based on its relationship to these or other factors.

     Normally, the Fund will invest at least 65% of its total assets in common stocks. The Fund expects to invest a portion of its assets in stocks currently paying dividends, although it may buy stocks that are not paying dividends but offer prospects for growth of capital or future income. Although the Fund invests primarily in common stocks, the Fund may also invest in securities convertible into common stock (such as convertible bonds, convertible preferred stocks and warrants). The Fund may invest in convertible preferred stocks and bonds which are rated at the time of purchase in the four highest rating categories assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or
Baa) or Standard & Poor's Ratings Group (AAA, AA, A, BBB) or unrated securities determined by the Adviser to be of comparable quality.

     When the Adviser believes substantial price risks exist for common stocks because of uncertainties in the investment outlook, or when in the judgment of the Adviser it is otherwise warranted in selling to manage the Fund's portfolio, the Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, shares of money market investment companies, U.S. Government obligations having a maturity of less than one year or repurchase agreements. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the Adviser may make frequent securities trades that could result in increased fees, expenses, and taxes.

     The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. Although the annual portfolio turnover rate of the Fund cannot be accurately predicted, it is not expected to exceed 100%, but may be either higher or lower.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

     The Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

MARKET RISK. The price of a company's stock may fall because of problems with the company. Also, stock prices may decline for reasons that have nothing to do with the particular company but which result from conditions impacting the stock market generally. Investments in common stock are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of the Fund will fluctuate.

STYLE RISK. The Adviser's value approach generally focuses on stocks believed to be selling at a discount relative to the market and its peers. It is the Adviser's expectation that these companies will ultimately be recognized by the market and thus appreciate in value. If the market does not recognize these companies, their stock prices may remain stable or decrease in value. In addition, different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style.

MANAGER RISK. The Adviser's method of security selection may not be successful and the Fund may underperform the market as a whole.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small and medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.

     Although not a principal risk, the Fund may also be subject to credit and interest rate risks. Preferred stock and bonds rated Baa or BBB have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. When interest rates rise, the value of such securities can be expected to decline.

PERFORMANCE SUMMARY
     The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the changes in the Fund's performance from year to year for each full calendar year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


[GRAPHIC OMITTED]

            1997     1998     1999    2000     2001     2002     2003
            ----     ----     ----    ----     ----     ----     ----
           23.58%   32.55%   27.62%  -4.22%   -10.56%  -24.69%   34.92%


     The Fund's year-to-date return through September 30, 2004 is 3.83%.


     During the period shown in the bar chart, the highest return for a quarter was 30.98% during the quarter ended December 31, 1998 and the lowest return for a quarter was -20.64% during the quarter ended September 30, 2001.

     The impact of taxes and sales loads is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
----------------------------------------------------------------
     The table below shows how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                Since Inception
                                        1 Year      5 Years     (Nov. 15, 1996)
                                       --------    ---------    ---------------
THE PROFIT FUND
 Return Before Taxes                    29.56%       1.30%           8.50%
 Return After Taxes on Distributions    29.56%       0.97%           8.18%
 Return After Taxes on Distributions
  and Sale of Fund Shares               19.22%       1.04%           7.36%
STANDARD & POOR'S 500 INDEX*
 (reflects no deduction for fees,
  expenses, or taxes)                   28.68%      -0.57%           7.53%

* The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks.

EXPENSE INFORMATION
================================================================================
This table describes the fees and expenses you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

  Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) .......................         4%*
  Maximum Contingent Deferred Sales Charge (Load) ............       None**
  Sales Charge (Load) Imposed on Reinvested Dividends ........       None
  Redemption Fee .............................................       None***

* Sales loads may be reduced or eliminated for larger purchases. The Fund also offers Rights of Accumation and Letter of Intent privileges whereby shareholders may qualify for reduced sales loads. See "How to Purchase Shares."
** Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of 1% if a redemption occurred within one year of purchase and a commission was paid to a participating unaffiliated dealer.
*** A wire transfer fee of $15 is charged in the case of redemptions made by wire. This fee is subject to change. See "How to Redeem Shares."


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fees ..............................................         1.25%

Distribution (12b-1) Fees ....................................          .18%(1)
Other Expenses ...............................................         2.56%(2)
                                                                      ------
Total Annual Fund Operating Expenses .........................         3.99%
Fee Waivers and Expense Reimbursements .......................         1.54%(3)
                                                                      ------

Net Expenses .................................................         2.45%
                                                                      ======

(1) The Fund has adopted a plan of distribution under which the Fund may incur expenses related to the distribution of its shares. The annual limitation for payment of such expenses under the plan is .25% of the Fund's average daily net assets. However, the Fund incurred distribution expenses of .18% during its most recent fiscal year.
(2) Other Expenses have been adjusted to reflect the expiration of certain fee discounts previously granted to the Fund by its administrator, accounting service agent and transfer agent.
(3) The Adviser has contractually agreed to waive its advisory fees and/or reimburse a portion of the Fund's operating expenses so that Annual Fund Operating Expenses do not exceed 2.45% through at least February 1, 2006.


EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same and that all expense limitations remain in effect only for the period ended February 1, 2006. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 Year     3 Years     5 Years     10 Years
                   ------     -------     -------     --------
                   $  638      $1,432     $ 2,241      $ 4,338

HOW TO PURCHASE SHARES
================================================================================
     INITIAL INVESTMENTS. Your initial investment in the Fund ordinarily must be at least $2,500 ($1,000 for tax-deferred retirement plans). The Fund may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may open an account and make an initial investment through securities dealers having a sales agreement with the Fund's principal underwriter (the "Distributor"). You may also make a direct initial investment by sending a check and a completed account application form to The Profit Fund, c/o Ultimus Fund Solutions, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the "The Profit Fund." Third party checks will not be accepted. An account application is included in this Prospectus.

     You may also purchase shares of the Fund by wire. Please telephone the Transfer Agent (Nationwide call toll-free 1-888-744-2337) for instructions. You should be prepared to mail or fax us a completed, signed account application. If the Trust does not receive timely and complete account information there may be a delay in the investment of your money and any accrual of dividends. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days' prior notice to shareholders.

     Shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Fund. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Transfer Agent on that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent prior to 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

     The public offering price of the Fund's shares of the Fund is the next determined net asset value per share plus a sales load as shown in the following table.

                                 Sales Load as % of:
                              -------------------------
                              Public         Net Amount  Dealer Reallowance as %
Amount of Investment          Offering Price  Invested  of Public Offering Price
--------------------          -------------- ---------- -----------------------
Less than $100,000                  4.00%       4.17%            3.60%
$100,000 but less than $250,000     3.50%       3.63%            3.30%
$250,000 but less than $500,000     2.50%       2.56%            2.30%
$500,000 but less than $1,000,000   2.00%       2.04%            1.80%
$1,000,000 or more                  None*       None*

* There is no front-end sales load on purchases of $1 million or more but a contingent deferred sales load of 1% may apply if a commission was paid to a participating unaffiliated dealer and the shares are redeemed within one year from the date of purchase.

PLEASE SEE "REDUCED SALES LOADS" BELOW FOR INFORMATION ON WAYS FOR INVESTORS TO REDUCE OR ELIMINATE SALES LOADS. MORE DETAILS ABOUT THESE PROGRAMS ARE AVAILABLE FROM YOUR FINANCIAL ADVISOR, OR IN THE STATEMENT OF ADDITIONAL INFORMATION, OR THROUGH A LINK ON THE HOMEPAGE OF THE FUND'S WEBSITE AT WWW.PROFITFUNDS.COM.

     For initial purchases of $1 million or more and subsequent purchases further increasing the size of the account, a dealer's commission equal to 1.00% of such purchases may be paid to participating unaffiliated brokers through whom such purchases are effected. No commission will be paid if the purchase represents the reinvestment of a redemption from the Fund made during the previous twelve months. Redemptions may result in the imposition of a contingent deferred sales load if the broker's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Shares" below.


     Under certain circumstances, the Distributor may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Distributor retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

     ADDING TO YOUR ACCOUNT. You may make additional purchases and add shares to your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer. Additional purchase requests must include your name and account number to ensure proper crediting to your account. While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such requirement. All purchases are made at the public offering price next determined after receipt of a purchase order by the Fund or a broker-dealer. If a broker-dealer received concessions for selling shares of the Fund to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.


     REDUCED SALES LOADS. You may use the Right of Accumulation to combine the current net asset value of your existing Fund shares with the amount of any current purchases in order to take advantage of the reduced sales loads set forth in the table above.

     Purchases made pursuant to a Letter of Intent may also be eligible for the reduced sales loads. With a Letter of Intent, the investor expresses his or her intention, in writing, to invest a certain amount over a specified period of time. The Fund will then apply to each of the investor's periodic investments the reduced sales load that would apply to the total amount stated in the Letter of Intent. The minimum initial investment under a Letter of Intent is $10,000.

     Shareholders may include the value of certain related accounts, including accounts held by their spouse and children under the age of 21, for purposes of determining the applicable sales load and for purposes of the Right of Accumulation and Letter of Intent privileges. These privileges apply even if your related accounts are opened using different brokerage firms, so it is important to let your broker(s) or the Transfer Agent know about all your accounts that may be combined for these privileges. You should contact your broker or the Transfer Agent for more information about reduced sales loads and the Right of Accumulation and Letter of Intent.


     PURCHASES AT NET ASSET VALUE WITHOUT A SALES LOAD. You may purchase shares of the Fund at net asset value when the payment for your investment represents the proceeds from the redemption of shares of any other mutual fund which has an initial sales load. Your investment will qualify for this provision if the purchase price of the shares of the other fund included an initial sales load and the proceeds were redeemed from the other fund no more than 60 days prior to your purchase of shares of the Fund. To make a purchase at net asset value pursuant to this provision, you must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund. Your payment may be made with the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund. The redemption of shares of the other fund is, for federal income tax purposes, a sale on which you may realize a gain or loss. These provisions may be modified or terminated at any time. Contact your securities dealer or the Transfer Agent for further information.

     Shares of the Fund may be purchased at net asset value by pension and profit sharing plans, pension funds and other company-sponsored benefit plans that (1) have plan assets of $500,000 or more, or (2) have, at the time of purchase, 100 or more eligible participants, or (3) certify that they project to have annual plan purchases of $200,000 or more, or (4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Adviser relating to such plan.

     Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase shares of the Fund at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase shares at net asset value.

     In addition, shares of the Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Distributor, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

     Clients of investment advisers and financial planners may also purchase shares of the Fund at net asset value if their investment adviser or financial planner has made arrangements with the Distributor to permit them to do so. The investment adviser or financial planner must notify the Fund that an investment qualifies as a purchase at net asset value.

     Associations and affinity groups and their members may purchase shares of the Fund at net asset value provided that management of these groups or their financial adviser has made arrangements with the Distributor to permit them to do so. Investors or their financial adviser must notify the Fund that an investment qualifies as a purchase at net asset value.

     Trustees, directors, officers and employees of the Fund, the Adviser, the Distributor or the Transfer Agent, including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase shares of the Fund at net asset value.

     AUTOMATIC INVESTMENT AND DIRECT DEPOSIT PLANS. You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

     Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund.


     CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF SHARES. A contingent deferred sales load is imposed upon certain redemptions of shares of the Fund purchased at net asset value in amounts totaling $1 million or more, if the dealer's commission described above was paid and the shares are redeemed within one year from the date of purchase. The contingent deferred sales load will be paid to the Distributor and will be equal to 1% of the lesser of (1) the net asset value at the time of purchase of the shares being redeemed or (2) the net asset value of such shares at the time of redemption. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing capital appreciation of the shares. If your purchase is subject to the contingent deferred sales load, you will be so notified on the confirmation you receive for such purchase.

     Redemptions of such shares of the Fund held for more than one year will not be subject to the contingent deferred sales load. The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) named on the account. The Adviser may require documentation prior to waiver of the load, including death certificates, physicians' certificates, etc.

     ANTI-MONEY LAUNDERING COMPLIANCE. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, the Fund will ask for your name, address, date of birth, and other information that will allow the Fund to identify you. The Fund may also ask to see your driver's license or other identifying documents. If we cannot verify your identity, we may determine not to open an account for you or, if your account is open, we may close your account. Closed accounts will be valued at the price determined as of the close of the New York Stock Exchange on the day the account is closed, and redemption proceeds may be worth more or less than the original investment.


     If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Fund also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above.

     ADDITIONAL INFORMATION. The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Fund and the Distributor reserve the rights to limit the amount of investments and to refuse to sell to any person.

     Excessive, short-term trading practices may disrupt portfolio management strategies, harm Fund performance and increase expenses. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order it regards as disruptive to efficient portfolio management such as from investors that have a history of abusive trading or whose trading has been or may be disruptive to the Fund. If your purchase order is rejected, you will be responsible for any resulting loss or fees imposed by your financial institution.

     The Fund's account application contains provisions in favor of the Fund, the Distributor, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

     If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

HOW TO REDEEM SHARES
================================================================================

     You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed over any 30-day period have a value of more than $25,000, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed.


     Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. If your instructions request a redemption by wire, you will be charged a $15 processing fee. The Fund reserves the right, upon 30 days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

     You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Fund) of your redemption request in the form described above. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire transfer.

     You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the Fund's net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

     Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Fund for more information about ACH transactions.

     AUTOMATIC WITHDRAWAL PLAN. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $50 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 888-744-2337 for additional information.

     REINVESTMENT PRIVILEGE. If you have redeemed shares of the Fund, you may reinvest all or a part of the proceeds without any additional sales load. This reinvestment must occur within 90 days of the redemption and the privilege may only be exercised once per year.

     ADDITIONAL INFORMATION. At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

     The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $2,500 (based on actual amounts invested including any sales load paid, unaffected by market fluctuations), or $1,000 in the case of tax-deferred retirement plans, or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund's intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

     The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. The Fund reserves the right to make payment for shares redeemed in liquid portfolio securities of the Fund taken at current value.

DIVIDENDS AND DISTRIBUTIONS
================================================================================
     The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. Distributions are paid according to one of the following options:

Share Option --  income distributions and capital gains distributions reinvested in additional shares.

Income Option -- income  distributions paid in cash; capital gains distributions reinvested in additional shares.

Cash Option --   income distributions and capital  gains  distributions  paid in cash.

     You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.


     If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed dividend checks.


     If you have received in cash any dividend or capital gains distribution from the Fund in cash, you may return the distribution to the Fund within 30 days of the distribution date for reinvestment at the net asset value next determined after its return. You or your dealer must notify the Fund that a distribution is being reinvested pursuant to this provision.

TAXES
================================================================================

     The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to shareholders. The Fund expects most distributions to be in the form of capital gains; however, the nature of the Fund's distributions could vary in any given year.

     Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.


     Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

     If you buy shares shortly before the record date of a distribution you will pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

     The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions.

     You should consult your tax advisor about the tax consequences of distributions from the Fund, redemptions of Fund shares, and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the Statement of Additional Information for further information.


MANAGEMENT OF THE FUND
================================================================================
     The Fund is a diversified series of Profit Funds Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.


     The Trust retains Profit Investment Management (the "Adviser"), 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910, to manage the Fund's investments. The Adviser has been registered as an investment adviser since 1996 and has approximately $430 million of assets under management as of October 31, 2004. Eugene A. Profit and Dr. Joseph A. Quash are the controlling shareholders of the Adviser.

     The Fund pays the Adviser a fee equal to the annual rate of 1.25% of the average value of the Fund's daily net assets. The Adviser has agreed to waive its advisory fees and/or reimburse expenses of the Fund (other than brokerage commissions, extraordinary items, interest and taxes) to the extent necessary to limit the Fund's ordinary operating expenses to 2.45% of the Fund's average daily net assets. The Adviser has agreed to maintain this expense limitation through at least February 1, 2006.


     Eugene A. Profit, the President of the Adviser, is primarily responsible for managing the portfolio of the Fund and has acted in this capacity since October 31, 1997. Mr. Profit has been the President and Chief Executive Officer of the Adviser since February, 1996. He was previously an Investment Executive at Legg Mason Wood Walker (1994-1996); Marketing Director, Crossroads Group, Parsippany, New Jersey (1993-1994); Owner, Cravings Bakery (1991-1993); and a player in the National Football League (1986-1991).

DISTRIBUTION PLAN
================================================================================
     The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") that allows it to pay for certain expenses related to the distribution of its shares, including payments to securities dealers and other persons who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Fund; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Fund may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

     The annual limitation for payment of expenses pursuant to the Plan is 0.25% of the Fund's average daily net assets. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost long-term shareholders more than paying other types of sales loads. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
================================================================================
     On each day that the Fund is open for business, the public offering price (net asset value plus applicable sales load) of the Fund's shares is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Fund is open for business on each day the New York Stock Exchange is open for business. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.


     The Fund's portfolio securities are valued as follows: (i) securities which are traded on stock exchanges are valued at the closing sales price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (ii) securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price, (iii) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (iv) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (v) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS
================================================================================

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the September 30, 2004 annual report to shareholders, which is available upon request.

                                                YEAR             YEAR             YEAR             YEAR            YEAR
                                                ENDED            ENDED            ENDED            ENDED           ENDED
                                              SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,       SEPT. 30,
                                                2004             2003             2002              2001           2000
====================================================================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING
 THROUGHOUT EACH YEAR:
Net asset value at beginning of year .......  $  15.41        $   11.85        $   14.38        $   21.63        $   18.02
                                              --------        ---------        ---------        ---------        ---------

Income (loss) from investment operations:
 Net investment loss .......................     (0.18)           (0.32)           (0.25)           (0.22)           (0.15)
 Net realized and unrealized gains (losses)
  on investments ...........................      2.38             3.88            (2.28)           (6.43)            4.75
                                              --------        ---------        ---------        ---------        ---------
Total from investment operations ...........      2.20             3.56            (2.53)           (6.65)            4.60
                                              --------        ---------        ---------        ---------        ---------
Less distributions:
 Distributions from net realized gains .....        --               --               --            (0.60)           (0.99)
                                              --------        ---------        ---------        ---------        ---------
Net asset value at end of year .............  $  17.61        $   15.41        $   11.85        $   14.38        $   21.63
                                              ========        =========        =========        =========        =========

RATIOS AND SUPPLEMENTAL DATA
 Total return(a) ...........................    14.28%           30.04%          (17.59%)         (31.37%)          26.14%
                                              ========        =========        =========        =========        =========
 Net assets at end of year (000's) .........  $  6,886         $  3,595        $  3,124         $  4,737         $  6,718
                                              ========        =========        =========        =========        =========
 Ratio of net expenses to average net assets(b) (2.54%)           3.61%            2.25%            2.14%            1.95%

 Ratio of net investment loss to
  average net assets .......................    (1.15%)          (2.28%)          (1.46%)          (1.18%)          (0.81%)

 Portfolio turnover rate ...................       33%              30%              53%              52%              47%
====================================================================================================================================

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, total returns shown exclude the effect of applicable sales loads.

(b) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 3.70%, 5.59%, 4.72%, 3.91% and 4.24% for the years ended September 30, 2004, 2003, 2002, 2001 and 2000, respectively.

================================================================================
PRIVACY POLICY DISCLOSURE
-------------------------

Thank you for your decision to invest with us. Your privacy is very important to us. The following constitutes a description of our policies regarding disclosure of nonpublic personal information that you provide to us or that we collect from other sources.

CATEGORIES OF  INFORMATION  WE COLLECT

We collect the following nonpublic information about you:

o Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

o Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

CATEGORIES OF INFORMATION WE DISCLOSE AND PARTIES TO WHOM WE DISCLOSE
We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as required or permitted by law.

SERVICE PROVIDER/TRANSFER AGENT EXCEPTION
We are permitted by law to disclose all of the information we collect, as described above, to our service provider/transfer agent to process your transactions.

CONFIDENTIALITY AND SECURITY
We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

INTERMEDIARIES
In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

================================================================================

PROFIT FUNDS  INVESTMENT  TRUST
8720 Georgia  Avenue,  Suite 808
Silver  Spring, Maryland 20910

BOARD OF TRUSTEES
Eugene A. Profit
Larry E. Jennings, Jr.
Robert M. Milanicz
Deborah T. Owens

INVESTMENT  ADVISER
PROFIT INVESTMENT MANAGEMENT
8720 Georgia Avenue, Suite 808
Silver Spring, Maryland 20910
(301) 650-0059

ADMINISTRATOR/TRANSFER AGENT
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 888-744-2337
--------------------------------------------------------------------------------
Additional information about the Fund is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-888-744-2337.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

File No. 811-07677


                                THE PROFIT FUND
                          (formerly Profit Value Fund)


                                  PROFIT FUNDS
                               [GRAPHIC OMITTED]
                                INVESTMENT TRUST
                                     PVALX



                                   PROSPECTUS

                                December 1, 2004







THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                     THE
                                                    PROFIT     [GRAPHIC OMITTED]
                                                     FUND
--------------------------------------------------------------------------------
ACCOUNT APPLICATION
DO NOT USE THIS APPLICATION TO ESTABLISH A FUND INDIVIDUAL RETIREMENT ACCOUNT. PLEASE PRINT CLEARLY ALL ITEMS EXCEPT SIGNATURE.
TO AVOID HAVING YOUR APPLICATION RETURNED, PLEASE BE SURE TO COMPLETE
STEPS 1, 2 & 7.
RETURN COMPLETED FORM WITH PAYMENT TO:
     THE PROFIT FUND, P.O. BOX 46707, CINCINNATI, OHIO 45246-0707
FOR ASSISTANCE WITH OTHER FORMS, PLEASE CALL US AT 1-888-744-2337.
--------------------------------------------------------------------------------
================================================================================

----------------------------------------------------
STEP 1:  ACCOUNT REGISTRATION
----------------------------------------------------
1A.  CHECK ONE

[ ]  Individual

     ___________________________________________________________________________
                  Owner's Name (as you want it to appear)

DATE OF BIRTH OF OWNER _________________________________________________________

OCCUPATION _____________________________________________________________________

EMPLOYER NAME / ADDRESS ________________________________________________________

CITIZENSHIP: [ ] U.S.  [ ]  Other ______________________________________________
                                  Specify Country (if non-resident alien,
                                  please provide W-8)

Are you an associated person of an NASD member?      [ ] Yes   [ ] No

[ ]  JOINT ACCOUNT (CANNOT BE A MINOR)
     Joint owners have rights of survivorship, unless state laws regarding community property apply.

     ___________________________________________________________________________
                        Joint Owner's Name (if applicable)

DATE OF BIRTH OF JOINT OWNER ___________________________________________________

OR
[ ]  TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY
     Please attach a copy of the appropriate bylaws, resolutions or trust documents establishing authority to open this account

     ___________________________________________________________________________
              Name of Trust, Corporation, Partnership or other Entity

If a Trust _________________________________________________  __________________
              Name of Trustee(s) or Authorized Individual         Trust Date

OR
[ ]  GIFT/TRANSFER TO A MINOR (UGMA/UTMA)

     ________________________________________________________ as a custodian for
              Custodian's Name (only one permitted)

     ________________________________________ under the _____________ UGMA/UTMA.
        Minor's Name (only one permitted)                   State

     ________________________________________________  _________________________
     Custodian's Social Security Number                Custodian's Date of Birth

     Minor's date of birth _____________________________________________________

1B.  TAXPAYER IDENTIFICATION NUMBER

                         __ __ __ - __ __ - __ __ __ __
     Owner's Social Security ID Number (use Minor's SSN for Custodial account)

                         __ __ __ - __ __ - __ __ __ __
                     Joint Owner's Social Security ID Number

1C.  MAILING ADDRESS AND TELEPHONE NUMBER

     ___________________________________________________________________________
     Number and Street

     __________________________________    ___________________    ______________
         City                              State                  Zip

     ( _____ ) ________________________    ( ______ ) __________________________
     Telephone Number                      Fax Number

----------------------------------------------------
STEP 2: FUND SELECTION AND INITIAL INVESTMENT
----------------------------------------------------

2A.  Indicate  the  amount  of your  investment.
     ($2,500 minimum; $1,000 for tax-deferred retirement plans)

Initial Investment of              $____________

2B.  RIGHTS OF ACCUMULATION Please see prospectus for details.

[ ] My combined holdings in the Fund may entitle me to a reduced sales charge. Applicable shareholder account numbers are:

Account # _____________________________  Account # _____________________________

Account # _____________________________  Account # _____________________________

2C. LETTER OF INTENT You may qualify for reduced sales charges if you plan to make additional investments within a 13-month period. Please see prospectus for qualifications.

[ ] I agree to the terms of the Letter of Intent set forth in the prospectus. Although I am not obligated to do so, it is my intention to invest over a 13-month period in shares of the Profit Value Fund an aggregate amount at least equal to that which is checked below.

[ ] $100,000       [ ] $250,000       [ ] $500,000       [ ] $1,000,000

2D.  SALES CHARGE WAIVER   See current prospectus for eligibility requirements.

[ ]  Check if eligible for waiver and indicate investor category:

     ___________________________________________________________________________

----------------------------------------------------
STEP 3: DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS
----------------------------------------------------

YOUR DIVIDENDS AND CAPITAL GAINS WILL BE AUTOMATICALLY REINVESTED INTO YOUR ACCOUNT UNLESS YOU INDICATE OTHERWISE BELOW.

[ ] INCOME OPTION: Please distribute all income in cash, and reinvest my capital gains in additional shares of the Fund
[ ] CASH OPTION 1: Please distribute all income and capital gains in cash by check.
[ ] CASH OPTION 2: Please distribute all income and capital gains in cash directly to the bank account identified in Step 6.

----------------------------------------------------
STEP 4: DUPLICATE STATEMENTS AND CONFIRMATIONS
----------------------------------------------------

Please send duplicate statements and confirmations to an address other than that listed in Section 1C (optional):

     ___________________________________________________________________________
     Name

     ___________________________________________________________________________
     Company Name

     ___________________________________________________________________________
     Street Address

     ___________________________________    __________________    ______________
     City                                   State                 Zip



--------------------------------------------------------------------------------
IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. Please remember that any documents or information we gather in the verification process will be maintained in a confidential manner.
--------------------------------------------------------------------------------

----------------------------------------------------
STEP 5: ACCOUNT SERVICE OPTIONS
----------------------------------------------------

5A.  PURCHASE OPTIONS

AUTOMATIC INVESTMENT PLAN*    [ ] Yes   [ ] No

     Permits you to automatically invest in your Fund account through your bank account (You must complete Step 6.) Please indicate the amount and interval (monthly on the 15th, the last day of each month or both.) Minimum requirement of $50 for each monthly investment.

PLEASE MAKE MY AUTOMATIC INVESTMENT ON:
     [ ]  the last business day of each month
     [ ]  the 15th day of each month
     [ ]  both the 15th and last business day

Amount $ _______________________________________________________________________


CHECK ONE INTERVAL:      [ ] Monthly    [ ] Bi-Monthly

* This plan involves continuous investment, regardless of share price levels, and does not assure a profit or protect against a loss in declining markets.

5B.  REDEMPTION OPTION

BY ELECTRONIC TRANSFER (to your bank account)     [ ] Yes   [ ] Decline

     If yes, you must complete bank information in Step 6 and select method of transfer.

[ ]  (ACH) Automated Clearing House  or           [ ] WIRE

5C.  SYSTEMATIC WITHDRAWAL PLAN                   [ ] Yes   [ ] No
     Note: Account balance must be $5,000 or more to use this option. Minimum amount of withdrawal $50 per transaction. See prospectus for details.

AMOUNT $ _______________________________________________________________________


START MONTH ____________________________________________________________________


CHECK ONE INTERVAL:   [ ] Monthly     [ ] Quarterly    [ ] Annually

SYSTEMATIC WITHDRAWAL PLAN PAYMENT METHOD OPTIONS:

[ ]  By check to address of record

[ ]  ACH (2-3 day free service to pay instructions in Step 6)

[ ]  Wire (Receiving bank may charge incoming wire fee)

----------------------------------------------------
STEP 6: ELECTRONIC FUNDS TRANSFER INSTRUCTIONS
----------------------------------------------------
   ATTACH      By  attaching  a voided  check or deposit  slip below and signing
    YOUR       Step 7 I authorize  credits/debits  to/from  this bank account in
   VOIDED      conjunction with the account options  selected.  I understand for
   CHECK       the selected  options  involving wire  transactions,  my bank may
    HERE       charge me wire  fees.  I agree  that the Fund and its  agents may make  additional  attempts  to  debit/credit  my  account  if the
 WE CANNOT initial attempt fails and that I will be liable for any ESTABLISH associated costs. All account options selected shall become part
   THESE       of the terms, representations and conditions of this application.
  SERVICES
WITHOUT IT.
               _________________________________________________________________
               Signature(s) of depositor (if different from signature in Step 7)


               _________________________________________________________________
                         Signature of designated Co-Bank Account Owner

               THIS IS A:

               [ ] checking account   [ ] savings account

----------------------------------------------------
STEP 7: SIGNATURES AND CERTIFICATIONS
----------------------------------------------------

BY SIGNING BELOW, I CERTIFY THAT:

o I have received and read the current prospectus of The Profit Fund (the "Fund Company") in which I am investing. I certify that I have the authority and legal capacity to make this purchase in this account, and that I am of legal age in my state of residence.

o I understand that the terms, representations and conditions in this application and the prospectus as amended from time to time, will apply to this account and any account established at a later date.

o I authorize the Fund Company and its agents to act upon instructions (by phone, in writing or other means) believed to be genuine and in accordance with procedures described in the prospectus for this account or any account into which transfers are made. I authorize the registered representative assigned to my account to have access to my account and to act on my behalf with respect to my account. I agree that neither the Fund Company nor any of its agents will be liable for any loss, cost or expense for acting on such instructions.

o The Fund Company can redeem shares from my account(s) to reimburse for any loss due to non-payment or other indebtedness.

UNDER PENALTY OF PERJURY, I CERTIFY THAT:

1.   I am a U.S. person (including a U.S. resident alien).
2.   The Taxpayer Identification Number shown on this application is correct.
3. I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends.

CROSS OUT ITEM 3 IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING.

THE INTERNAL  REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS  DOCUMENT   OTHER  THAN  THE   CERTIFICATIONS   REQUIRED  TO  AVOID  BACKUP
WITHHOLDING.

================================================================================
                        EACH ACCOUNT OWNER MUST SIGN HERE

  ______________________________________________________   ___________________
     Signature of Owner, Trustee or Custodian               Date

  ______________________________________________________   ___________________
     Signature of Joint Owner or Co-Trustee (if any)        Date

================================================================================

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

----------------------------------------------------
STEP 8: INVESTMENT BROKER/DEALER
----------------------------------------------------

IMPORTANT: To be completed by broker/dealer representative. Registered Reps must complete Step 4 for duplicate statement and confirmations to be sent to your office. (Broker/Dealer must have approved agreement with the Fund distributor).

  ______________________________________________________   ___________________
  Broker/Dealer Firm Name                                  Dealer #

  ____________________________________________________________________________
  Representative's Name         Rep #      Branch #      Rep Telephone Number

  ____________________________________________________________________________
  Rep Office Street Address               Rep Office City/State/Zip

  ____________________________________________________________________________
  Authorized Signature

PLEASE RETURN APPLICATION AND CHECK MADE PAYABLE TO:

                                THE PROFIT FUND
                                 P.O. BOX 46707
                          CINCINNATI, OHIO 45246-0707

THANK YOU FOR YOUR INVESTMENT. YOU WILL RECEIVE A CONFIRMATION SHOWING YOUR FUND ACCOUNT NUMBER, DOLLAR AMOUNT, SHARES PURCHASED AND PRICE PAID PER SHARE. FOR ASSISTANCE CALL 1-888-744-2337.

                         PROFIT FUNDS INVESTMENT TRUST

                      STATEMENT OF ADDITIONAL INFORMATION

                                THE PROFIT FUND

                                December 1, 2004


                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
The Trust .................................................................  2
Investment Policies and Risk Considerations ...............................  3
Investment Limitations ....................................................  9
Trustees and Officers ..................................................... 10
The Investment Adviser .................................................... 13
The Distributor ........................................................... 14
Distribution Plan ......................................................... 15
Transfer Agent ............................................................ 16
Principal Security Holders ................................................ 16
Custodian ................................................................. 17

Independent Registered Public Accounting Firm ............................. 17

Legal Counsel ............................................................. 17
Securities Transactions ................................................... 17
Code of Ethics ............................................................ 18
Proxy Voting Policies ..................................................... 18
Portfolio Turnover ........................................................ 18
Calculation of Share Price and Public Offering Price ...................... 19
Other Purchase Information ................................................ 19
Taxes ..................................................................... 20
Redemption in Kind ........................................................ 23
Historical Performance Information ........................................ 23
Financial Statements ...................................................... 24
Appendix A: Description of Ratings ........................................ 25
Appendix B: Proxy Voting Policies and Procedures .......................... 29


     This Statement of Additional Information supplements the Prospectus offering shares of The Profit Fund (the "Fund"). The Fund is a series of Profit Funds Investment Trust, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus of the Fund, dated December 1, 2004, as it may from time to time be revised.

     Because this Statement of Additional Information is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Fund. A copy of the Fund's Prospectus may be obtained by writing the Fund at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling the Fund toll-free at 888-744-2337. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

THE TRUST
---------

     Profit Funds Investment Trust (the "Trust"), an open-end, diversified management investment company, was organized as a Massachusetts business trust on June 14, 1996. The Trust currently offers one series of shares to investors, The Profit Fund (the "Fund").

     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Fund without his express consent.

     Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

     Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and the Trust is not aware of any instance where such result has occurred. In addition, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

     The name "PROFIT" is derived from Eugene A. Profit, the founder and principal shareholder of Profit Investment Management, the investment adviser of the Fund. "PROFIT" is not intended to be an indication of the investment objective and policies of the Fund.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

     The investment objective of the Fund is to provide investors with a long-term total return, consistent with the preservation of capital and maintenance of liquidity. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after shareholders have been notified.

     A more detailed discussion of some of the investment policies and strategies of the Fund appears below. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred and seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated in one of the two highest categories by either Moody's Investors Service, Inc. (Prime-1 or Prime-2) or Standard & Poor's Ratings Group (A-1 or A-2) or, if unrated, which the Adviser determines to be of equivalent quality in accordance with guidelines established by the Board of Trustees. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's restriction on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, pursuant to guidelines established by the Board of Trustees, such note is considered to be liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; and the financial strength of the parent company and the relationships which exist with the issuer. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2. Commercial paper rated A-1 (highest quality) by Standard & Poor's Ratings Group has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     U.S. GOVERNMENT OBLIGATIONS. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes and Treasury bonds.

     Agencies and instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants, but normally have a shorter duration and are distributed by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund's entire investment therein). The Fund may purchase warrants and rights, provided that the Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

     OPTIONS. The Fund may write (sell) covered call and covered put options on equity securities that are eligible for purchase by the Fund. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund. These options are covered by the Fund because, in the case of call options, it will own the underlying securities as long as the option is outstanding or because, in the case of put options, it will maintain a segregated account of cash or liquid securities which can be liquidated promptly to satisfy any obligation of the Fund to purchase the underlying securities. The Fund may also write straddles (combinations of puts and calls on the same underlying security). The Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

     The Fund may purchase put or call options. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

     The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized and may be required to pay a price in excess of current market value in the case of a put option.

     The Fund may purchase and sell options listed on an exchange or in the over-the-counter market. The Fund's ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The Fund will not purchase any option, which in the opinion of the Adviser, is illiquid if, as a result thereof, more than 15% of the Fund's net assets would be invested in illiquid securities.

     LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities subject to the restrictions stated herein. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     BORROWING AND PLEDGING. The Fund may borrow money from banks, provided that immediately after such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. It is the Fund's present intention, which may be changed by the Board of Trustees without shareholder approval, to borrow only for emergency or extraordinary purposes and not for leverage.

     FOREIGN SECURITIES. Subject to the Fund's investment policies and quality and maturity standards, the Fund may invest in the securities (payable in U.S. dollars) of foreign issuers. Investments in foreign securities may include investments in sponsored American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets.

     Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the United States. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     PREFERRED STOCKS. Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, i.e., preferred stocks or bonds which may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of an issuer's common stock at the option of the holder during a specified period of time. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income that may be derived from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less volatility than investments in the common stock of the same issuer.

     INVESTMENT IN LOWER-RATED DEBT SECURITIES. The Fund may invest in debt securities rated below investment grade by a nationally-recognized rating agency (e.g., rated below Baa by Moody's Investors Services, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or in unrated debt securities which, in the judgment of the Adviser, possess similar credit characteristics as debt securities rated below investment grade (commonly known as "junk bonds").

     Investment in junk bonds involves substantial risk. Securities rated Ba or lower by Moody's or BB or lower by S&P are considered by those rating agencies to be predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security, and generally involve greater volatility of price than securities in higher rating categories. More specifically, junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies and are frequently issued in corporate restructurings such as mergers and leveraged buyouts. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders. While the junk bonds in which the Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

     Junk bonds tend to be more volatile than higher rated fixed income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher rated fixed income securities. Like higher rated fixed income securities, junk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher rated fixed income securities even under normal economic conditions. In addition, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions may impair the liquidity of this market and may cause prices the Fund receives for its junk bond holdings to be reduced, or the Fund may experience difficulty in liquidating a portion of its portfolio. Under such conditions, judgment may play a greater role in valuing certain of the portfolio securities held by the Fund than in the case of securities trading in a more liquid market.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with its Custodian, with banks having assets in excess of $10 billion and broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets will be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after the Fund's acquisition of the securities and normally will be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     INVESTMENT COMPANY SECURITIES. The Fund may invest up to 10% of its total assets in securities of other investment companies. Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

     The limitations applicable to the Fund are:

     1. BORROWING MONEY. The Fund will not borrow money, except from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund.

     2. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

     3. MARGIN PURCHASES.  The Fund will not purchase any securities on "margin"
(except  such  short-term   credits  as  are  necessary  for  the  clearance  of
transactions).

     4. SHORT SALES. The Fund will not make short sales of securities, or maintain a short position, other than short sales "against the box."

     5. COMMODITIES. The Fund will not purchase or sell commodities or commodity contracts, including futures.

     6. MINERAL LEASES. The Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

     7. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under certain federal securities laws.

     8. ILLIQUID INVESTMENTS. The Fund will not purchase securities for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities.

     9. REAL ESTATE. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, including real estate limited partnership interests, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate or by interests in mortgage loans, including securities secured by mortgage-backed securities.

     10. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

     11. INVESTING FOR CONTROL. The Fund will not invest in companies for the purpose of exercising control or management.

     12. OTHER INVESTMENT COMPANIES. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company. The Fund will not hold more than 3% of the outstanding voting stock of any single investment company.

     13. SECURITIES OWNED BY AFFILIATES. The Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or principals of the Adviser owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     14. INDUSTRY CONCENTRATION. The Fund will not invest more than 25% of its total assets in any particular industry.

     15. SENIOR SECURITIES. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except in so far as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

     With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Fund as described above in investment limitation 2. The Fund has never made, nor does it presently intend to make, short sales of securities "against the box" as described above in investment limitation 4. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS

     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Number of
                                                                                                                 Portfolios in
                                                                                                                   the Fund
                                    Position(s)    Length             Principal Occupation During the               Complex
Name, Address and Age                Held with     of Time            Past 5 Years and Directorships              Overseen by
                                     the Trust     Served                   Of Public Companies                     Trustee
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
*Eugene A. Profit                    President     Since     President and Chief  Executive  officer of Profit         1
8720 Georgia Avenue                 and Trustee   June 1996  Investment Management,  the investment adviser to
Suite 808                                                    the Trust.
Silver Spring, Maryland 20910
(age 40)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:

Robert M. Milanicz                    Trustee      Since     Assistant     Controller    of    the    American         1
750 First Street, NE                              October    Psychological   Association.   Prior  to  January
Washington, D.C. 20002                              1996     2001,  Comptroller  of the  American  Psychiatric
(age 56)                                                     Association.
------------------------------------------------------------------------------------------------------------------------------------
Larry E. Jennings, Jr.                Trustee      Since     Managing  Director and Chief Executive Officer of         1
250 South President Street                        October    Carnegie  Morgan Co. (a privately held investment
Suite 150                                           1996     firm).
Baltimore, Maryland 21202
(age 41)
------------------------------------------------------------------------------------------------------------------------------------
Deborah T. Owens                      Trustee      Since     President  of Owens Media  Group,  LLC (a company         1
9575 Sea Shadow                                   October    that develops investment  education programs) and
Columbia, Maryland 21046                            1998     a radio talk show host and seminar presenter.
(age 45)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:

**Michelle Q. Profit                 Chief         Since     Chief  Compliance Officer  of  the Trust  and the
8720 Georgia Avenue                Compliance     October    Adviser. From  May  1998 until  July   2004,  she
Suite 808                           Officer         2004     served as a Financial Advocacy Attorney with  the
Silver Spring, Maryland 20910                                Credit Union National Association.
(age 39)
------------------------------------------------------------------------------------------------------------------------------------
Robert J. Dorsey                       Vice        Since     Managing Director of Ultimus Fund Solutions,  LLC
225 Pictoria Drive, Suite 450       President     October    (a  registered  transfer  agent) and Ultimus Fund
Cincinnati, Ohio 45246                              2001     Distributors, LLC (a registered broker-dealer).
(age 47)
------------------------------------------------------------------------------------------------------------------------------------
Mark J. Seger                       Treasurer      Since      Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450                     October   and Ultimus Fund Distributors, LLC.
Cincinnati, Ohio 45246                              2001
(age 42)
------------------------------------------------------------------------------------------------------------------------------------
John F. Splain                      Secretary      Since     Managing  Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450                     October    and Ultimus Fund Distributors, LLC.
Cincinnati, Ohio 45246                              2001
(age 48)
------------------------------------------------------------------------------------------------------------------------------------
*    Mr. Profit, as an affiliated person of Profit  Investment  Management,  the
     Trust's  investment  adviser,  is considered an "interested  person" of the
     Trust within the meaning of Section 2(a)(19) of the 1940 Act.

** Michelle Q. Profit is the wife of Eugene A. Profit.



     BOARD COMMITTEES. The Board of Trustees has established the following standing Committees. The members each Committee are Robert M. Milanicz, Larry E. Jennings, Jr. and Deborah T. Owens. The Board of Trustees has no nominating or compensation committee.


o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held two meetings during the fiscal year ended September 30, 2004.

o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended September 30, 2004.


     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2003.

                                Dollar Range of             Aggregate Dollar
                               Fund Shares Owned         Range of Shares of All
Name of Trustee                    by Trustee          Funds Overseen by Trustee
--------------------------------------------------------------------------------

Eugene A. Profit               $50,001 to $100,000         $50,001 to $100,000
Robert M. Milanicz                $1 to $10,000               $1 to $10,000
Larry E. Jennings, Jr          $10,001 to $50,000          $10,001 to $50,000
Deborah T. Owens                      None                        None


     TRUSTEE COMPENSATION. Each Trustee who is not an "interested person" of the Trust receives from the Trust a fee of $250 for attendance at each meeting of the Board of Trustees or a Committee of the Board, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended September 30, 2004 to each of the Trustees:


                                                                                                   Total
                                         Aggregate        Pension or      Estimated Annual      Compensation
                                       Compensation       Retirement        Benefits Upon    From Fund and Fund
Trustee                                From the Fund   Benefits Accrued      Retirement           Complex
-------                                -------------   ----------------   ----------------   ------------------

Eugene A. Profit* ..................        None              None              None               None
Robert M. Milanicz .................        $750              None              None               $750
Larry E. Jennings, Jr ..............        $750              None              None               $750
Deborah T. Owens ...................        $750              None              None               $750

* Interested person of the Trust as defined in the 1940 Act.


THE INVESTMENT ADVISER
----------------------
     Profit Investment Management (the "Adviser"), 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910, performs portfolio management and other services for the Trust pursuant to a Management Agreement. The Adviser was formed in February 1996 as a Delaware limited liability company for the purpose of providing investment advice to the Trust and to others. Eugene A. Profit, as a controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.


     Under the terms of the Management Agreement between the Trust and the Adviser, the Adviser manages the Fund's investments, selects the portfolio securities for investment by the Fund, purchases securities for the Fund and places orders for execution of such portfolio transactions, subject to the general supervision of the Board of Trustees. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of its average daily net assets. During the fiscal years ended September 30, 2004, 2003 and 2002, the Fund accrued advisory fees of $77,198, $40,683 and $55,516, respectively; however, in order to reduce the operating expenses of the Fund, the Adviser waived $71,428 of its advisory fees during fiscal 2004; waived all of its advisory fees and reimbursed the Fund for $23,929 of its other operating expenses during fiscal 2003; and waived all of its advisory fees and reimbursed the Fund for $53,670 of its other operating expenses during fiscal 2002.


     The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

     By its terms, the Management Agreement will remain in force until November 30, 2005 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Management Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The Management Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.


     The Adviser has contractually agreed to waive its advisory fees and/or assume certain expenses of the Fund, other than brokerage commissions, extraordinary items, interest and taxes, to the extent necessary to limit ordinary operating expenses to 2.45% per annum of the Fund's average daily net assets. The Adviser has agreed to maintain this expense limitation until at least February 1, 2006.

     In  approving  the  most  recent  annual   continuance  of  the  Management
Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Management Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

     The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser over the course of the preceding year. Both short-term and long-term investment performance of the Fund was considered. The Fund's current and longer-term performance was compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources as well as the qualifications and experience of its personnel and its compliance program.

     In reviewing the fees payable under the Management Agreement, the Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund in light of applicable case law relating to advisory fees and noted the expense limitation currently in place for the Fund. The Trustees also considered any indirect benefits that may be derived by the Adviser such as research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as a result of the allocation of brokerage transactions. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Fund.

The Trustees reached the following conclusions regarding the Management Agreement, among others: (a) the Adviser is qualified to manage the Fund's assets in accordance with its investment objective and policies; (b) the Adviser maintains appropriate compliance programs; (c) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (d) the Fund's advisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Adviser.


     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Management Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Management Agreement for an additional annual period without modification to its terms, including the fees charged for services thereunder.

     The name "Profit" is a property right of the Adviser. The Adviser may use the name "Profit" in other connections and for other purposes, including in the name of other investment companies. The Trust has agreed to discontinue any use of the name "Profit" if the Adviser ceases to be employed as the Fund's investment manager.

THE DISTRIBUTOR
---------------

     Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Trust pursuant to a Distribution Agreement. Shares of the Fund are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obligated to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect from year to year if such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Fund's transfer agent, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

     During the fiscal year ended September 30, 2004, the aggregate commissions collected on sales of Fund shares were $6,065, of which $3,966 was paid to E.S. Marks & Company, Inc., a broker-dealer affiliated with the Adviser, $1,489 was paid to unaffiliated broker-dealers in the selling network, and $610 was retained by the Distributor. During the fiscal year ended September 30, 2003, the aggregate commissions collected on sales of Fund shares were $1,545, of which $108 was paid to unaffiliated broker-dealers in the selling network and $1,437 was retained by the Distributor. During the fiscal year ended September 30, 2002, the aggregate commissions collected on sales of Fund shares were $4,690, of which $488 was retained by the Distributor.


DISTRIBUTION PLAN
-----------------

     As stated in the Prospectus, the Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in the distribution and promotion of its shares. Under the terms of the Plan, the Fund may pay for various expenses incurred in connection with the distribution of shares of the Fund, including payments to securities dealers and others who are engaged in the sale of Fund shares, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, or in connection with shareholder support services which the Fund may reasonably request and which are not otherwise provided by the Trust's transfer agent. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of the Fund. Unreimbursed expenses will not be carried over from year to year, nor will the Fund have any obligation for unreimbursed expenses upon termination of the Plan. During the fiscal year ended September 30, 2004, the Fund incurred distribution expenses of $10,939, of which $10,286 was paid as compensation to the Distributor and other broker-dealers for the sale and retention of Fund shares and $653 was paid for the printing of prospectuses for prospective shareholders.


     The continuance of the Plan must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund. In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Fund, which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     By reason of his controlling interest in the Adviser, Eugene A. Profit may be deemed to have a financial interest in the operation of the Plan.

TRANSFER AGENT
--------------

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee is $1,500 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.


     Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $2,500 per month plus an asset-based fee computed as a percentage of the Fund's average net assets in excess of $25 million. In addition, the Fund pays all costs of external pricing services.

     Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .10% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million; provided, however, that the minimum fee is $2,000 per month.


     During the fiscal year ended September 30, 2004, Ultimus received from the Fund transfer agency fees, accounting services fees and administrative services fees of $13,500, $22,500 and $18,000, respectively. During the fiscal year ended September 30, 2003, Ultimus received from the Fund transfer agency fees, accounting services fees and administrative services fees of $13,425, $22,375 and $17,900, respectively. During the fiscal year ended September 30, 2002, the Fund paid transfer agency fees, accounting services fees and administrative services fees of $12,389, $20,927 and $16,239, respectively.


PRINCIPAL SECURITY HOLDERS
--------------------------

     As of November 10, 2004, National Financial Services LLC for the exclusive benefit of its customers, 200 Liberty Street, 1 World Financial Centre, New York, New York 10281, owned of record 16.7% of the outstanding shares of the Fund; Charles Schwab & Co., Inc. for the exclusive benefit of its customers, 101 Montgomery Street, San Francisco, California 94104, owned of record 7.9% of the outstanding shares of the Fund; and Barbara L. Bowles, 5015 South Ellis Avenue, Chicago, Illinois 60615, owned of record 5.9% of the outstanding shares of the Fund.

     As of November 10, 2004, the Trustees and officers of the Trust as a group owned of record or beneficially 2.9% of the outstanding shares of the Fund.


CUSTODIAN
---------

     Wachovia Bank, 123 South Broad Street, Philadelphia, Pennsylvania 19109, has been retained to act as custodian for the Fund's investments. As custodian, Wachovia Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

     The firm of PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, Ohio 43215, has been selected as the Trust's independent registered public accounting firm for the fiscal year ending September 30, 2005. PricewaterhouseCoopers LLP performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.


LEGAL COUNSEL
-------------

     Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust and the Independent Trustees.

SECURITIES TRANSACTIONS
-----------------------

     Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended September 30, 2004, 2003 and 2002, the Fund paid brokerage commissions of $5,274, $5,113 and $9,927, respectively.


     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.


     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund. During the fiscal year ended September 30, 2004, the principal amount of brokerage transactions and related commissions directed by the Fund to brokers due to research services provided were $2,389,034 and $3,152, respectively.


     The Adviser may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duty to seek best execution for the Fund and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.


     Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Distributor. During the fiscal year ended September 30, 2004, the Fund paid brokerage commissions of $950 to E.S. Marks & Company, Inc., an affiliated person of the Adviser. During such fiscal year, E.S. Marks & Company., Inc. received 18.0% of the Fund's aggregate brokerage commissions for effecting 6.9% of the aggregate dollar amount of transactions involving brokerage commissions.


CODE OF ETHICS
--------------

     The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

PROXY VOTING POLICIES
---------------------

     The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures are attached to this Statement of Additional Information as Appendix B. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-888-744-2337, or on the SEC's website at http://WWW.SEC.GOV.


PORTFOLIO TURNOVER
------------------

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term instruments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.


     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended September 30, 2004, 2003 and 2002, the Fund's portfolio turnover rate was 33%, 30% and 53%, respectively.


CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

     The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected.


     In valuing the assets of the Fund for purposes of computing net asset value, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing bid prices on the NYSE or other primary exchange for that day. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price if available, otherwise at the last quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.


OTHER PURCHASE INFORMATION
--------------------------

     The Prospectus describes generally how to purchase shares of the Fund and explains any applicable sales loads. Additional information with respect to certain types of purchases of shares of the Fund is set forth below.

     RIGHT OF ACCUMULATION. A "purchaser" (as defined below) of shares of the Fund has the right to combine the current net asset value of his existing Fund shares with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the table in the Prospectus. The purchaser or his dealer must notify Ultimus Fund Solutions, LLC (the "Transfer Agent") that an investment qualifies for a reduced sales load. The reduced sales load will be granted upon confirmation of the purchaser's holdings by the Fund.

     LETTER OF INTENT. The reduced sales loads set forth in the Prospectus may also be available to any "purchaser" (as defined below) of shares of the Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest in the Fund within a thirteen month period a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

     The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Fund to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

     A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales load). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

     OTHER INFORMATION. For purposes of determining the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his or her spouse and their children under the age of 21, purchasing shares for his, her or their own account; a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

     The Fund does not impose a sales load or imposes a reduced sales load in connection with purchases of shares of the Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load" or "Purchases at Net Asset Value" sections in the Prospectus because such purchases require minimal sales effort by the Distributor. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.


     The Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or, for the Fund's taxable years beginning July 1, 2005 and later, from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or, for the Fund's taxable years beginning July 1, 2005 and later, the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a regulated investment company.


     If the Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, the Fund will not be subject to federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

     The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.


     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of September 30, 2004, the Fund has a capital loss carryforward of $85,933, which expires on September 30, 2011, that may be utilized in current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.


     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.


     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.


     Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

     If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes, the original cost would continue as the tax basis.

     If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

     Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

     Distributions by the Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

     A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

     Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.


REDEMPTION IN KIND
------------------

     The Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV

         Where:
         P  =   a hypothetical initial payment of $1,000
         T  =   average annual total return
         n  =   number of years
         ERV =  ending  redeemable value of a hypothetical  $1,000 payment  made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial $1,000 payment. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The table below shows the Fund's average annual total returns for the periods ended September 30, 2004:

                                                                 Since Inception
                                         One Year    Five Years  (Nov. 15, 1996)
                                         --------    ----------  ---------------
Return Before Taxes                        9.72%        0.35%        8.18%
Return After Taxes on Distribution         9.72%        0.03%        7.89%
Return After Taxes on Distributions
     and Sale of Fund Shares               6.32%        0.23%        7.10%


     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable initial sales load which, if included, would reduce total return. The cumulative return of the Fund (computed without the applicable sales load) for the period since inception (November 15, 1996) to September 30, 2004 is 93.49%. A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable initial sales load or over periods other than those specified for average annual total return. For example, the Fund's average annual compounded rates of return (computed without the applicable sales load) for the one year period ended September 30, 2004, for the three year period ended September 30, 2004, for the five year period ended September 30, 2004 and for the period since inception (November 15, 1996) to September 30, 2004 are 14.28%, 6.99%, 1.17% and 8.74%,
respectively. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.


     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.



FINANCIAL STATEMENTS
--------------------

     The  financial   statements  of  the  Fund,  which  have  been  audited  by
PricewaterhouseCoopers LLP, are incorporated herein by reference to the annual report of the Fund dated September 30, 2004.

APPENDIX A: DESCRIPTION OF RATINGS
----------------------------------

     The various ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") are described below. A rating by an
NRSRO represents the organization's opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Fund may invest should be continually reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     THE RATINGS OF MOODY'S AND S&P FOR CORPORATE BONDS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     MOODY'S INVESTORS SERVICE, INC.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; the bonds' future cannot be considered to be well assured. Often the protection of interest and principal payments may be very moderate and thus not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     STANDARD & POOR'S RATINGS GROUP
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C and D - Bonds rated in each of these categories are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy.

         THE RATINGS OF MOODY'S AND S&P FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

         MOODY'S INVESTORS SERVICE, INC.
         ------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated Baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b - An issue rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa - An issue rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca - An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c - An issue rated c is in the lowest rated class of preferred stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     STANDARD & POOR'S RATINGS GROUP
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B and CCC - An issue rated in any of these categories is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation, and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - An issue rated C is a non-paying issue of preferred stock.

     D - An issue rated D is a non-paying issue with the issuer in default on debt instruments.

     NR - An issue designated NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES
------------------------------------------------

                        Profit Funds Investment Trust and
                          Profit Investment Management

                      PROXY VOTING POLICIES AND PROCEDURES
                      ------------------------------------

Profit Funds Investment Trust (the "Trust") and Profit Investment Management intend to exercise a voice on behalf of shareholders and clients in matters of corporate governance through the proxy voting process. The Trust and Profit Investment Management take their fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. The Trust and Profit Investment Management exercise their voting responsibilities as a fiduciary, solely with the goal of maximizing the value of shareholders' and clients' investments.

The Trust's board of trustees has delegated to Profit Investment Management ("PIM") the responsibility of overseeing voting policies and decisions for The Profit Fund. PIM's proxy voting principles for The Profit Fund and its other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

GENERAL POLICY FOR VOTING PROXIES
---------------------------------
PIM will vote proxies solely in the interests of its clients. Any conflict of interest must be resolved in the way that will most benefit its clients. Since the quality and depth of management is a primary factor considered when investing in a company, PIM gives substantial weight to the recommendation of management on any issue. However, PIM will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of its clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

CONFLICTS OF INTEREST

PIM recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where PIM or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. PIM shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of PIM with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of PIM's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. PIM shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence PIM's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, PIM may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and

PIM shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis. A report shall be made to the Fund's Board of Trustees on a quarterly basis with respect to all conflict of interest situations.

ELECTION OF THE BOARD OF DIRECTORS
----------------------------------
PIM believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

PIM will generally support the election of directors that result in a board made up of a majority of independent directors.

PIM will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

PIM will hold directors accountable for the actions of the committees on which they serve. For example, PIM will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

PIM will support efforts to declassify existing boards, and will block efforts by companies to adopt classified board structures.

APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------------------
PIM believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

PIM will vote against proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.

PIM will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether PIM believes independence has been compromised.

EQUITY-BASED COMPENSATION PLANS
-------------------------------
PIM believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, PIM is opposed to plans that substantially dilute its clients' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

PIM will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

PIM will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings PIM considers other factors such as the nature of the industry and size of the company.

PIM will vote against plans that have any of the following  structural features:

          o    Ability to re-price underwater options

          o Ability to issue options with an exercise price below the stock's current market price.

          o    Ability to issue reload options.

          o    Automatic share  replenishment  ("evergreen")  feature.

PIM will support measures intended to increase long-term stock ownership by executives. These may include:

          o Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).

          o Requiring stock acquired through option exercise to be held for a certain period of time.

          o    Using restricted stock grants instead of options.

To this end, PIM supports expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.

PIM will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS
------------------------------------------
PIM believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

PIM will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals.PIM will vote against proposals to impose super-majority requirements.

PIM will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

PIM will vote against proposals for a separate class of stock with disparate voting rights.

PIM will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, PIM will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

CORPORATE AND SOCIAL POLICY ISSUES
----------------------------------
PIM believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. PIM generally votes against these types of proposals, although PIM may make exceptions in certain instances where it believes a proposal has substantial economic implications.

PROXY VOTING PROCESS
--------------------
PIM has designated a Proxy Director. Proxy voting is subject to the supervision of the Proxy Director. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. The Proxy Director may utilize the services of outside professionals (such as Institutional Shareholder Services) to assist its analysis of voting issues and the actual voting of proxies. Records will be maintained regarding the voting of proxies under these policies and procedures.

===============================================================================




                          PROFIT FUNDS INVESTMENT TRUST
                          -----------------------------


                                 THE PROFIT FUND
                                -----------------










                                  ANNUAL REPORT
                               September 30, 2004













      INVESTMENT ADVISER                                ADMINISTRATOR
      ------------------                                -------------
 PROFIT INVESTMENT MANAGEMENT                     ULTIMUS FUND SOLUTIONS, LLC
8720 Georgia Avenue, Suite 808                         P.O. Box 46707
Silver Spring, Maryland 20910                    Cincinnati, Ohio 45246-0707
                                                        1.888.744.2337



================================================================================

                          PROFIT INVESTMENT MANAGEMENT
                         8720 Georgia Avenue, Suite 808
                             Silver Spring, MD 20910
                                 (301) 650-0059

--------------------------------------------------------------------------------

                                                          November 19, 2004

Dear Profit Fund Shareholder:

     Over the past year the market continued its rebound from a period of the worst stock market performance since the 1970's. The Fund's total return of 34.92% for calendar year 2003, although not widely anticipated, was the highest calendar year total return in the Fund's history. The low interest rate environment and the earnings recovery experienced by many companies were major factors in the market revival.

     For the fiscal year ended September 30th, 2004, the Profit Fund closed at a net asset value of $17.61. The Fund's total return of 14.28% over the trailing twelve months (which excludes the impact of applicable sales loads) compared favorably to the S&P 500 Index total return of 13.85%. The Fund's positive return and out-performance was based on strong stock selection over the fiscal year. Polaris Industries in the producer durables, Symantec Corporation in technology, Cytec in healthcare, Toll Brothers and other homebuilders were the top contributors to the Fund's out-performance over the course of the fiscal year. In addition, General Dynamics in aerospace and defense was a solid contributor. We sold off Guidant for a 20-month gain of 98% to the Fund. The overweight sectors that contributed to the Funds out-performance to the S& P 500 Index benchmark included oil and gas, aerospace and defense and producer durables. SPX Corporation, Nokia, Intel and Merck detracted from performance. New purchases into the Fund this year included American Standard, Amgen, Caterpillar, Hartford Financial, Medtronic, Nokia and United Technologies Corporation. The securities which were sold from the portfolio included Guidant, Fannie Mae, Cardinal Health, Merck and Charles River Laboratories. The Fund's portfolio turnover rate was 33%, reflecting the buy and hold discipline of the Fund.

     For most of 2004, the economy and the market took a "wait and see" approach as investors waited with great anticipation for the first rise in interest rates in more than 2 years from the Federal Reserve. Inflation caused by higher energy prices also continued to increase. Although the unemployment rate has declined over the quarter, the rate of growth has been less than expected, as Americans who have returned to work are not receiving the high compensation that they once had in the late 1990's. Along with the compensation, job growth has also been anemic, so the expansion of the economy has been slower than anticipated. All these factors weighed heavily on equity markets as they anticipated the earnings expectations of companies. Although the Federal Reserve did raise rates during the 2nd quarter, and twice more since, the approach has been measured in an attempt to not hamper the budding recovery while controlling economic growth. With inflation returning it may be challenging for the Fed to hold to a gradual rate increase posture. The markets reflected the Fed's concerns about inflation and how sustainable earnings will be in the future as the 3 sectors that experienced strong out-performance in two quarters were energy, materials and industrials. Skeptics are once again raising fear that another bubble is developing in sectors of the stock market, however analysts have been very deliberate in their expectations of companies as demonstrated by the many companies significantly exceeding expectations. The most significant risk to the current market environment is the rapidly expanding Federal budget deficit.

     On the positive side of our analysis the Purchasing Managers Index rose past the 60-point level during the fiscal year for the first time in many years, which is a sign that companies are buying goods. Retailers are announcing record sales and consumer confidence has been moving higher. Consumers are still spending on large ticket items and other sales in home improvement stores such as Home Depot indicate that despite interest rates fears, sales are strong. We also believe that the small cap rally of the past 18 months may be over and that large cap stocks which are trading at 17 times earnings compared to small cap which are trading at 23 times earnings are very undervalued and are due to outperform with their profits showing great improvements since bottoming in 2002. Although homebuilders had a good run over the past 18 months, we will possibly trim them back for risk management purposes due to their sensitivity to interest rates. We still believe that these stocks are a good buy and they are trading at modest P/E multiples.

     Looking ahead as to where we believe value will be added, we continue to like the Healthcare Sector. The relative underperformance in Pfizer and its competitors have been based on the challenges that they may face with the anticipated reduction in Medicare spending; however, we still believe that these companies will persist to develop new drugs or continue to improve their pipeline of drugs through acquisitions or licensing arrangements. Big pharmaceutical companies' innovations will offset the negative effects of lower Medicare spending. Another sector that continues to be intriguing to us is the telecom sector. With the emergence of other players such as Comcast and with MCI re-emerging from bankruptcy protection, we could see this sector respond positively. We believe that as telecom companies continue to lower their cost structures, they are poised for growth as the economy continues to grow. We also believe that a consolidation in the industry is possible which could lead to higher margins for these companies. Verizon is a market leader in the industry and is an example of stocks that we believe could benefit the Fund.

     Fund assets increased dramatically over the fiscal year. The majority of the growth came from the completion of the merger with the Kenwood Growth and Income Fund. We would like to thank Barbara Bowles, Kenwood Group, Inc.'s President, for her support in our efforts to provide you with a quality mutual fund.

     Finally, the Profit Fund has reached an agreement with the Lake Forest Core Equity Fund to merge the assets of that fund into The Profit Fund. We are excited by this transaction as it gives more investors the opportunity to experience the benefits of the Profit Investment Management Style of investing. We anticipate closing this transaction within the next week.

     We would like to take the opportunity to express our sincere appreciation to our valued and growing family of shareholders, for entrusting their assets to our care and your continued belief in the Profit Value investment style. We look forward serving your investment needs for many years to come.

Sincerely,


Eugene A. Profit
President

                                THE PROFIT FUND
COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE THE PROFIT FUND
                     VERSUS THE STANDARD & POOR'S 500 INDEX
                                   (UNAUDITED)

[GRAPHIC OMITTED]

                THE PROFIT FUND                          S&P 500 INDEX
                ---------------                          -------------

      11/15/96                    9,600        11/15/96                  10,000
      12/31/96       2.40%        9,830        12/31/96      0.6800%     10,068
      03/31/97       1.86%       10,013        03/31/97      2.6805%     10,338
      06/30/97      11.70%       11,184        06/30/97     17.4590%     12,143
      09/30/97      10.56%       12,365        09/30/97      7.4898%     13,052
      12/31/97      -1.75%       12,149        12/31/97      2.8719%     13,427
      03/31/98       8.87%       13,226        03/31/98     13.9490%     15,300
      06/30/98       1.10%       13,372        06/30/98      3.3020%     15,805
      09/30/98      -8.06%       12,294        09/30/98     -9.9470%     14,233
      12/31/98      30.98%       16,102        12/31/98     21.2970%     17,264
      03/31/99      13.16%       18,222        03/31/99      4.9837%     18,125
      06/30/99      -0.05%       18,213        06/30/99      7.0483%     19,402
      09/30/99      -3.79%       17,522        09/30/99     -6.2440%     18,191
      12/31/99      17.28%       20,549        12/31/99     14.8790%     20,897
      03/31/00       9.00%       22,399        03/31/00      2.2934%     21,377
      06/30/00      -2.69%       21,796        06/30/00     -2.6570%     20,809
      09/30/00       1.41%       22,103        09/30/00     -0.9690%     20,607
      12/31/00     -10.95%       19,683        12/31/00     -7.8240%     18,995
      03/31/01      -9.32%       17,847        03/31/01    -11.8600%     16,742
      06/30/01       7.09%       19,113        06/30/01      5.8526%     17,722
      09/30/01     -20.64%       15,168        09/30/01    -14.6800%     15,120
      12/31/01      16.06%       17,605        12/31/01     10.6850%     16,736
     3/31/2002      -1.32%       17,373       3/31/2002      0.2749%     16,782
     6/30/2002     -13.72%       14,989       6/30/2002    -13.3969%     14,534
     9/30/2002     -16.61%       12,499       9/30/2002    -17.2767%     12,023
    12/31/2002       6.08%       13,259      12/31/2002      8.4382%     13,037
     3/31/2003      -1.27%       13,090       3/31/2003     -3.1494%     12,627
     6/30/2003      17.24%       15,347       6/30/2003     15.3931%     14,570
     9/30/2003       5.91%       16,255       9/30/2003      2.6457%     14,956
    12/31/2003      10.06%       17,890      12/31/2003     12.1768%     16,777
     3/31/2004       3.30%       18,480       3/31/2004      1.6932%     17,061
     6/30/2004       0.35%       18,544       6/30/2004      1.7214%     17,354
     9/30/2004       0.17%       18,575       9/30/2004     -1.8674%     17,030


Past performance is not predictive of future performance.

               ---------------------------------------------------
                                THE PROFIT FUND
                        AVERAGE ANNUAL TOTAL RETURNS(a)
               (FOR PERIODS ENDED SEPTEMBER 30, 2004) (UNAUDITED)

                               1 YEAR   5 YEARS  SINCE INCEPTION(b)
                               ------   -------  ------------------
                PROFIT FUND     9.72%    0.35%       8.18%
                S&P 500 INDEX  13.87%   -1.31%       7.00%
               ---------------------------------------------------

(a)Return shown include the effect of applicable sales load. Additionally, returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)Initial public offering of shares commenced on November 15, 1996.

                        THE PROFIT FUND VS S&P 500 INDEX
                             SECTOR DIVERSIFICATION
                      AS OF SEPTEMBER 30, 2004 (UNAUDITED)

[GRAPHIC OMITTED]

                                THE PROFIT     S&P 500
                                   FUND         INDEX
                               --------------------------
Energy                              7.0%         7.4%
Materials                           1.1%         3.1%
Industrials                        18.6%        11.6%
Consumer Discretionary             12.5%        11.1%
Consumer Staples                    6.2%        10.7%
Health Care                        15.3%        13.1%
Financials                         12.7%        20.7%
Information Technology             11.0%        15.7%
Telecommunication Services          3.7%         3.7%
Utilities                           2.7%         2.9%
Money Market                        9.2%         0.0%


                                THE PROFIT FUND
                                 TOP 10 HOLDINGS
                         SEPTEMBER 30, 2004 (UNAUDITED)

                    SECURITY DESCRIPTION           % OF NET ASSETS
                    ----------------------         ---------------
                     General Dynamics Corp.              3.4%
                     Polaris Industries, Inc.            3.2%
                     Symantec Corp.                      3.2%
                     Becton, Dickinson & Co.             2.9%
                     Verizon Communications              2.9%
                     Exxon Mobil Corp.                   2.8%
                     Cytyc Corp.                         2.8%
                     United Technologies Corp.           2.7%
                     Pfizer, Inc.                        2.7%
                     Target Corp.                        2.6%

THE PROFIT FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004
================================================================================
ASSETS
Investments in securities:
 At acquisition cost                                              $  6,343,876
                                                                  ============
 At value (Note 2)                                                $  7,639,837
Receivable for capital shares sold                                       2,435
Receivable for securities sold                                         137,686
Dividends receivable                                                     6,634
Receivable from Advisor (Note 4)                                         3,124
Other assets                                                             6,525
                                                                  ------------
 TOTAL ASSETS                                                        7,796,241
                                                                  ------------
LIABILITIES
Payable for investment securities purchased                            880,106
Payable to Administrator (Note 4)                                        4,500
Other accrued expenses and liabilities                                  25,700
                                                                  ------------
 TOTAL LIABILITIES                                                     910,306
                                                                  ------------

NET ASSETS                                                        $  6,885,935
                                                                  ============

NET ASSETS CONSIST OF:
Paid-in capital                                                   $  5,675,907
Accumulated net realized losses from security transactions             (85,933)
Net unrealized appreciation on investments                           1,295,961
                                                                  ------------
NET ASSETS                                                        $  6,885,935
                                                                  ============

Shares of beneficial interest outstanding (unlimited
 number of shares authorized, no par value)                            390,926
                                                                  ============

Net asset value and redemption price per share (Note 2)           $      17.61
                                                                  ============

Maximum offering price per share ($17.61/96%) (Note 2)            $      18.34
                                                                  ============


See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2004
================================================================================
INVESTMENT INCOME
 Dividends                                                        $     86,011
                                                                  ------------

EXPENSES
 Investment advisory fees (Note 4)                                      77,198
 Professional fees                                                      31,910
 Accounting services fees (Note 4)                                      22,500
 Administration fees (Note 4)                                           18,000
 Insurance expense                                                      14,948
 Transfer agent fees (Note 4)                                           13,500
 Postage and supplies                                                   12,795
 Distribution expense (Note 4)                                          10,939
 Registration fees                                                       9,561
 Custodian fees                                                          7,610
 Trustees' fees and expenses                                             2,250
 Reports to shareholders                                                 1,813
 Other expenses                                                          5,607
                                                                  ------------
  TOTAL EXPENSES                                                       228,631
 Fees waived and expenses reimbursed (Note 4)                          (71,428)
                                                                  ------------
  NET EXPENSES                                                         157,203
                                                                  ------------

NET INVESTMENT LOSS                                                    (71,192)
                                                                  ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
 Net realized gains from security transactions                         164,862
 Net change in unrealized appreciation/depreciation on investments     597,706
                                                                  ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                       762,568
                                                                  ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $    691,376
                                                                  ============


See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                         Year         Year
                                                        Ended         Ended
                                                     September 30, September 30,
                                                         2004          2003
--------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment loss                                    $ (71,192)   $ (74,144)
 Net realized gains from security transactions            164,862       33,594
 Net change in unrealized appreciation/depreciation
  on investments                                          597,706      906,578
                                                       ----------   ----------
Net increase in net assets from operations                691,376      866,028
                                                       ----------   ----------

FROM CAPITAL SHARE TRANSACTIONS
 Net assets received in conjunction with fund merger
 (Note 1)                                               3,231,291         --
 Proceeds from shares sold                                432,374      160,818
 Payments for shares redeemed                          (1,064,478)    (555,495)
                                                       ----------   ----------
Net increase (decrease) in net assets from
 capital share transactions                             2,599,187     (394,677)
                                                       ----------   ----------

TOTAL INCREASE IN NET ASSETS                            3,290,563      471,351

NET ASSETS
 Beginning of year                                      3,595,372    3,124,021
                                                       ----------   ----------
End of year                                            $6,885,935   $3,595,372
                                                       ==========   ==========

CAPITAL SHARE ACTIVITY
 Shares issued in conjunction with fund merger
 (Note 1)                                                 193,937           --
 Shares sold                                               24,964       11,811
 Shares redeemed                                          (61,274)     (42,088)
                                                       ----------   ----------
  Net increase (decrease) in shares outstanding           157,627      (30,277)
 Shares outstanding, beginning of year                    233,299      263,576
                                                       ----------   ----------
 Shares outstanding, end of year                          390,926      233,299
                                                       ==========   ==========


See accompanying notes to financial statements.

THE PROFIT FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================

                                                                   Year           Year         Year          Year           Year
                                                                  Ended          Ended        Ended          Ended         Ended
                                                                Sept. 30,      Sept. 30,     Sept. 30,     Sept. 30,     Sept. 30,
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:       2004          2003          2002          2001           2000
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value at beginning of year                            $ 15.41       $ 11.85       $ 14.38       $ 21.63       $ 18.02
                                                               ----------    ----------    ----------     ---------    ----------

 Income (loss) from investment operations:
  Net investment loss                                              (0.18)        (0.32)        (0.25)        (0.22)        (0.15)
  Net realized and unrealized gains (losses) on investments         2.38          3.88         (2.28)        (6.43)         4.75
                                                               ----------    ----------    ----------     ---------    ----------
 Total from investment operations                                   2.20          3.56         (2.53)        (6.65)         4.60
                                                               ----------    ----------    ----------     ---------    ----------

 Less distributions:
  Distributions from net realized gains                               --            --            --         (0.60)        (0.99)
                                                               ----------    ----------    ----------     ---------    ----------

 Net asset value at end of year                                  $ 17.61       $ 15.41       $ 11.85       $ 14.38       $ 21.63
                                                               ==========    ==========    ==========     =========    ==========

RATIOS AND SUPPLEMENTAL DATA:

 Total return (a)                                                 14.28%        30.04%       (17.59%)      (31.37%)       26.14%
                                                               ==========    ==========    ==========     =========    ==========

 Net assets at end of year (000's)                               $ 6,886       $ 3,595       $ 3,124       $ 4,737       $ 6,718
                                                               ==========    ==========    ==========     =========    ==========

 Ratio of net expenses to average net assets (b)                   2.54%         3.61%         2.25%         2.14%         1.95%

 Ratio of net investment loss to average net assets               (1.15%)       (2.28%)       (1.46%)       (1.18%)       (0.81%)

 Portfolio turnover rate                                             33%           30%           53%           52%           47%
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, total returns shown exclude the effect of applicable sales loads.

(b) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 3.70%, 5.59%, 4.72%, 3.91% and 4.24% for the years ended September 30, 2004, 2003, 2002, 2001 and 2000, respectively (Note 4).


See accompanying notes to financial statements.

THE PROFIT FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2004
================================================================================
 SHARES  COMMON STOCKS - 100.7%                                         VALUE
--------------------------------------------------------------------------------
         AEROSPACE - 6.1%
  2,300  General Dynamics Corp.                                     $  234,830
  2,000  United Technologies Corp.                                     186,760
                                                                    ------------
                                                                       421,590
                                                                    ------------

         APPAREL MANUFACTURERS - 1.4%
  2,700  Jones Apparel Group, Inc.                                      96,660
                                                                    ------------

         BANKS - 5.0%
  2,600  Bank of America Corp.                                         112,658
  2,000  Hartford Financial Services Group, Inc.                       123,860
  2,775  Washington Mutual, Inc.                                       108,447
                                                                    ------------
                                                                       344,965
                                                                    ------------

         CABLE TELEVISION - 1.5%
  3,617  Comcast Corp. - Class A (a)                                   102,144
                                                                    ------------


         COMPUTERS & COMPUTER PRODUCTS - 6.6%
  7,110  Cisco Systems, Inc. (a)                                       128,691
 15,000  EMC Corp. (a)                                                 173,100
  7,500  Intel Corp.                                                   150,450
                                                                    ------------
                                                                       452,241
                                                                    ------------
         CONSTRUCTION - 3.7%
  2,000  Caterpillar, Inc.                                             160,900
  2,000  Toll Brothers, Inc. (a)                                        92,660
                                                                    ------------
                                                                       253,560
                                                                    ------------

         CONSTRUCTION PRODUCTS - 2.5%
  4,450  American Standard Cos., Inc. (a)                              173,149
                                                                    ------------

         CONSUMER STAPLES - 2.6%
  6,000  Sysco Corp.                                                   179,520
                                                                    ------------

         DIVERSIFIED MANUFACTURING OPERATIONS - 2.4%
  4,940  General Electric Co.                                          165,885
                                                                    ------------

         ELECTRIC - 3.0%
  2,700  DTE Energy Co.                                                113,913
  5,200  Xcel Energy, Inc.                                              90,064
                                                                    ------------
                                                                       203,977
                                                                    ------------

         FOOD - 2.5%
  4,900  McCormick & Co., Inc.                                         168,266
                                                                    ------------

         HEALTHCARE SERVICES - 2.4%
    800  Apria Healthcare Group, Inc. (a)                               21,800
  1,600  Quest Diagnostics, Inc.                                       141,152
                                                                    ------------
                                                                       162,952
                                                                    ------------

THE PROFIT FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
 SHARES  COMMON STOCKS - 100.7% (Continued)                             VALUE
--------------------------------------------------------------------------------
         INSURANCE - 7.1%
  2,700  Aon Corp.                                                  $   77,598
      1  Berkshire Hathaway, Inc. - Class A (a)                         86,650
  2,500  MGIC Investment Corp.                                         166,375
  3,950  PMI Group, Inc. (The)                                         160,291
                                                                    ------------
                                                                       490,914
                                                                     -----------
         INTERNET SECURITY - 3.2%
  4,000  Symantec Corp. (a)                                            219,520
                                                                    ------------

         MEDICAL - DRUGS - 7.3%
  3,000  Amgen, Inc. (a)                                               170,040
  3,613  Barr Pharmaceuticals, Inc. (a)                                149,687
  6,000  Pfizer, Inc.                                                  183,600
                                                                    ------------
                                                                       503,327
                                                                    ------------

         MEDICAL - PRODUCTS - 7.2%
  3,900  Becton, Dickinson & Co.                                       201,630
  8,000  Cytyc Corp. (a)                                               193,200
  2,000  Medtronic, Inc.                                               103,800
                                                                    ------------
                                                                       498,630
                                                                    ------------

         MORTGAGE LOAN/BANKER - 1.9%
  2,000  Freddie Mac                                                   130,480
                                                                    ------------

         MULTI-MEDIA - 2.3%
  7,000  Walt Disney Co. (The)                                         157,850
                                                                    ------------

         OFFICE AUTOMATION & EQUIPMENT - 1.5%
  2,400  Pitney Bowes, Inc.                                            105,840
                                                                    ------------

         OIL - 7.8%
  2,000  ChevronTexaco Corp.                                           107,280
  4,000  Exxon Mobil Corp.                                             193,320
  4,300  GlobalSantaFe Corp.                                           131,795
  3,250  XTO Energy, Inc.                                              105,560
                                                                    ------------
                                                                       537,955
                                                                    ------------
         PACKAGING - 1.3%
  3,700  Pactiv Corp. (a)                                               86,025
                                                                    ------------

         PAPER MILLS - 1.9%
  2,000  Kimberly-Clark Corp.                                          129,180
                                                                    ------------

         PUBLISHING - 0.6%
    650  Knight-Ridder, Inc.                                            42,543
                                                                    ------------

THE PROFIT FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
 SHARES  COMMON STOCKS - 100.7% (Continued)                             VALUE
--------------------------------------------------------------------------------
         RECREATIONAL VEHICLES - 3.2%
  4,000  Polaris Industries, Inc.                                   $  223,280
                                                                    ------------

         RETAIL - 6.2%
  2,900  Limited Brands                                                 64,641
  6,000  Staples, Inc.                                                 178,920
  4,000  Target Corp.                                                  181,000
                                                                    ------------
                                                                       424,561
                                                                    ------------

         SERVICES - DIVERSIFIED - 2.5%
  8,000  Cendant Corp.                                                 172,800
                                                                    ------------

         SOFTWARE - 2.4%
  6,000  Microsoft Corp.                                               165,900
                                                                    ------------

         TELECOMMUNICATIONS - 4.0%
  3,000  SBC Communications, Inc.                                       77,850
  5,100  Verizon Communications, Inc.                                  200,838
                                                                    ------------
                                                                       278,688
                                                                    ------------

         TOYS - 0.6%
  2,200  Mattel, Inc.                                                   39,886
                                                                    ------------

         TOTAL COMMON STOCKS (Cost $5,636,327)                     $ 6,932,288
                                                                    ------------

         MONEY MARKETS - 10.2%
707,549  Fidelity Institutional Cash Portfolio - Government
          (Cost $707,549)                                          $   707,549
                                                                    ------------

         TOTAL INVESTMENT SECURITIES - 110.9%
          (Cost $6,343,876)                                        $ 7,639,837

         LIABILITIES IN EXCESS OF OTHER ASSETS - (10.9%)              (753,902)
                                                                    ------------

         NET ASSETS - 100.0%                                       $ 6,885,935
                                                                    ============

(a) Non-income producing security.

See accompanying notes to financial statements.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2004
--------------------------------------------------------------------------------

1.  ORGANIZATION

The Profit Fund (the Fund), formerly the Profit Value Fund, is a diversified series of Profit Funds Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The public offering of shares of the Fund commenced on November 15, 1996. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

On December 23, 2003, the Fund consummated a tax-free merger with the Kenwood Growth & Income Fund (the "Kenwood Fund"). Pursuant to the terms of the agreement governing the merger, each share of the Kenwood Fund was converted into an equivalent dollar amount of shares of the Fund, based on the net asset value of the Fund and the Kenwood Fund as of December 22, 2003 ($16.66 and $13.38, respectively), resulting in a conversion ratio of 0.803025 shares of the Fund for each share of the Kenwood Fund. The Fund thus issued 193,937 shares to shareholders of the Kenwood Fund. Net assets of the Fund and the Kenwood Fund as of the merger date were $3,864,743 and $3,231,291, including unrealized appreciation of $711,640 and $292,883, respectively. In addition, the Kenwood Fund's net assets included accumulated capital losses of $17,683. Total net assets immediately after the merger were $7,096,034.

The Fund seeks to provide investors with a high long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies. Dividend income is only an incidental consideration to the Fund's investment objective.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees. Fair value procedures may also be used if the adviser determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which a fund's net asset value is calculated. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2004
--------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. There were no distributions for the years ended September 30, 2004 and September 30, 2003.

Contingencies and commitments - The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2004:

         Cost of portfolio investments                $  6,343,876
                                                      ============
         Gross unrealized appreciation                $  1,430,633

         Gross unrealized depreciation                    (134,672)
                                                      ------------

         Net unrealized appreciation                  $  1,295,961

         Capital loss carryforward                         (85,933)
                                                      ------------
         Accumulated earnings                         $  1,210,028
                                                      ============

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2004
--------------------------------------------------------------------------------
During the year ended September 30, 2004, the Fund utilized capital loss carryforwards of $147,179 to offset current year realized gains. A remaining capital loss carryforward of $85,933, which expires September 30, 2011, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended September 30, 2004, the Fund reclassified net investment losses of $71,192 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

3.  INVESTMENT TRANSACTIONS

During the year ended September 30, 2004, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, amounted to $2,029,033 and $2,339,945, respectively.

4.  TRANSACTIONS WITH AFFILIATES

The President of the Trust is also the President of Investor Resources Group, LLC, d.b.a. Profit Investment Management (the Adviser). Certain other officers of the Trust are also officers of the Adviser, or of Ultimus Fund Solutions, LLC (Ultimus), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of Ultimus Fund Distributors, LLC (the Underwriter), the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of average daily net assets of the Fund.

Effective January 22, 2004, the Adviser contractually agreed to waive a portion of its advisory fees and, if necessary, reimburse a portion of the Fund's operating expenses so that the Fund's ordinary operating expenses until February 1, 2006 do not exceed 2.45% per annum of the Fund's average daily net assets (the Expense Cap). Additionally, prior to January 22, 2004, the Adviser voluntarily waived its entire investment advisory fee in order to limit operating expenses of the Fund. As a result of the Expense Cap and voluntary fee waivers, the Adviser waived $71,428 of its investment advisory fees during the year ended September 30, 2004.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such net assets between $50 million and $100 million; 0.10% of such net assets between $100 million and $250 million; 0.075% of such net assets between $250 million and $500 million; and 0.05% of such net assets in excess of $500 million, subject to a minimum monthly fee of $2,000. The foregoing fee was discounted by 25% during the year ended September 30, 2004.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2004
--------------------------------------------------------------------------------

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives a fee, based on current asset levels, of $2,500 per month from the Fund. The foregoing fee was discounted by 25% during the year ended September 30, 2004.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a monthly fee at an annual rate of $20 per shareholder account from the Fund, subject to a $1,500 minimum monthly fee. The foregoing fee was discounted by 25% during the year ended September 30, 2004. In addition, the Fund reimburses Ultimus for out-of-pocket expenses including, but not limited to, postage and supplies.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $610 from underwriting commissions on the sale of shares of the Fund during the year ended September 30, 2004. Additionally, E.S. Marks & Company, Inc., an affiliated person of the Adviser, earned $3,966 from commissions on the sale of shares of the Fund during the year ended September 30, 2004.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may reimburse expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund reimbursed distribution expenses of $10,939 under the Plan during the year ended September 30, 2004.

PORTFOLIO TRANSACTIONS
A portion of the Fund's portfolio transactions were executed through E.S. Marks & Company, Inc. (E.S. Marks), an affiliated person of the Adviser. During the year ended September 30, 2004, brokerage commissions of $950 were paid by the Fund to E.S. Marks.

5.  SUBSEQUENT EVENTS

In August 2004, the Board of Trustees of the Fund and the Board of Trustees of the Lake Forest Core Equity Fund ("Lake Forest Fund") each approved an Agreement and Plan of Reorganization (the "Plan") designed to merge the Lake Forest Fund with and into the Fund. The Plan was then submitted for approval of the shareholders of the Lake Forest Fund at a special shareholders' meeting held on October 29, 2004. At that meeting, the Lake Forest Fund shareholders approved the Plan. The reorganization was consummated on November 19, 2004, at which time each share of the Lake Forest Fund was converted into an equivalent dollar amount of shares of the Fund, based on the net asset value of the Fund and the Lake Forest Fund as of November 19, 2004 ($18.47 and $23.35, respectively), resulting in a conversion ratio of 1.264179 shares of the Fund for each share of the Lake Forest Fund. The Fund thus issued 285,841 shares to shareholders of the Lake Forest Fund. Net assets of the Fund and the Lake Forest Fund as of the merger date were $7,269,723 and $5,278,621, including unrealized appreciation of $1,562,530 and unrealized depreciation of $111,576, respectively. In addition, the Lake Forest Fund's net assets included undistributed net investment income of $379 and accumulated capital losses of $478,092. Total net assets immediately after the merger were $12,548,344.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of The Profit Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Profit Fund (formerly the Profit Value Fund) (the "Fund") at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
November 24, 2004

THE PROFIT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)
SEPTEMBER 30, 2004
--------------------------------------------------------------------------------

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

--------------------------------------------------------------------------------------------------------------

                                                                          Position Held
Trustee                   Address                                Age      with the Trust       Length of Time Served
-------                   -------                                ---      --------------       ---------------------
----------------------------------------------------------------------------------------------------------------------
*Eugene A. Profit        8720 Georgia Avenue, Suite 808           40      President and          Since June 1996
                         Silver Spring, MD  20910                            Trustee
----------------------------------------------------------------------------------------------------------------------
Larry E. Jennings, Jr.   250 South President Street, Suite 150    41         Trustee           Since October 1996
                         Baltimore, MD  21202
----------------------------------------------------------------------------------------------------------------------
Robert M. Milanicz       750 First Street, NE                     56         Trustee           Since October 1996
                         Washington, DC  20002
----------------------------------------------------------------------------------------------------------------------
Deborah T. Owens         9575 Sea Shadow                          45         Trustee           Since October 1998
                         Columbia, MD  21046
----------------------------------------------------------------------------------------------------------------------
**Michelle Q. Profit     8720 Georgia Avenue, Suite 808           39     Chief Compliance      Since October 2004
                         Silver Spring, MD 20910                            Officer
----------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey         225 Pictoria Drive, Suite 450,           47     Vice President        Since October 2001
                         Cincinnati, OH 45246
----------------------------------------------------------------------------------------------------------------------
Mark J. Seger            225 Pictoria Drive, Suite 450,           42        Treasurer          Since October 2001
                         Cincinnati, OH 45246
----------------------------------------------------------------------------------------------------------------------
John F. Splain           225 Pictoria Drive, Suite 450,           48        Secretary          Since October 2001
                         Cincinnati, OH 45246
----------------------------------------------------------------------------------------------------------------------

* Mr. Profit, as an affiliated person of the Adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

**Michelle Q. Profit is the wife of Eugene A. Profit.

Each Trustee oversees the one portfolio of the Trust. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

Eugene A. Profit is President and Chief Executive Officer of the Adviser.

Larry E. Jennings, Jr. is Managing Director and Chief Executive Officer of Carnegie Morgan Co. (a privately held investment firm).

Robert M. Milanicz is Assistant Controller of the American Psychological Association. He was previously Comptroller with the American Psychiatric Association.

Deborah T. Owens is the President of Owens Media Group, LLC (a company that develops investment education programs) and a Radio Talk Show Host and Seminar Presenter.

Michelle Q. Profit is the Chief Compliance Officer of the Trust and the Adviser. From May 1998 until July 30, 2004, she was a Financial Advocacy Attorney with the Credit Union National Association.

THE PROFIT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)
SEPTEMBER 30, 2004
--------------------------------------------------------------------------------

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust's administrator) and Ultimus Fund Distributors, LLC (the Trust's principal underwriter).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about the Board of Trustees and Executive Officers may be found in the Fund's Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-888-744-2337.










The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available upon request, by calling 1-888-744-2337. Furthermore, you will be able to obtain a copy of the filing on the SEC's website at http://www.sec.gov beginning with the filing for the period ended December 31, 2004. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800)SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 1-888-744-2337, or on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-744-2337, or on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV.

THE PROFIT FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of The Profit Fund, you incur ongoing costs, including management fees and other Fund expenses. Operating expenses, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. Additionally, the Fund charges a 4% sales load of the purchase of Fund shares.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including annual expense ratios since inception, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.


--------------------------------------------------------------------------------
                                                    Ending
                                    Beginning     Account Value
                                  Account Value   September 30,   Expenses Paid
                                 March 31, 2004      2004         During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00       $1,005.10         $12.31
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return    $1,000.00       $1,012.75         $12.36
 (before expenses)
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 2.45% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                          PROFIT FUNDS INVESTMENT TRUST

PART C.  OTHER INFORMATION
         -----------------

Item 22. Exhibits
         --------

          (a)  Declaration  of   Trust--Incorporated   herein  by  reference  to
               Registrant's  initial  Registration  Statement  filed on June 21,
               1996

          (b) Bylaws--Incorporated herein by reference to Registrant's initial Registration Statement filed on June 21, 1996

          (c) Incorporated herein by reference to Declaration of Trust and Bylaws filed on June 21, 1996 as exhibits to Registrant's initial Registration Statement

          (d) (i) Management Agreement with Profit Investment Management -- Incorporated herein by reference to Registrant's Post - Effective Amendment No. 3 filed on October 1, 1998
               (ii) Addendum to  Management  Agreement  with  Profit  Investment
                    Management--Filed herewith

          (e)  Distribution    Agreement   with   Ultimus   Fund   Distributors,
               LLC--Incorporated    herein   by   reference   to    Registrant's
               Post-Effective Amendment No. 9 filed on January 15, 2002

          (f)  Inapplicable

          (g) Custody Agreement with the Wachovia Bank (formerly CoreStates Bank, N.A.)--Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 2 filed on November 8, 1996

          (h)  (i)   Administration   Agreement  with  Ultimus  Fund  Solutions,
                     LLC--Incorporated herein  by reference   to    Registrant's
                     Post-Effective  Amendment No. 11 filed on January  28, 2004
               (ii)  Fund Accounting  Agreement  with  Ultimus  Fund  Solutions,
                     LLC--Incorporated  herein  by  reference  to   Registrant's
                     Post-Effective Amendment  No. 11 filed on January  28, 2004
               (iii) Transfer Agent  and  Shareholder  Services  Agreement  with
                     Ultimus  Fund   Solutions,   LLC--Incorporated   herein  by
                     reference to Registrant's  Post-Effective  Amendment No. 11 filed on January 28, 2004

          (i)  Opinion   and   Consent  of  Counsel   relating  to  Issuance  of
               Shares--Incorporated   herein  by   reference   to   Registrant's
               Pre-Effective Amendment No. 2 filed on November 8, 1996

          (j) Consent of Independent Registered Public Accounting Firm--Filed herewith

          (k)  Inapplicable

          (l) Agreement Relating to Initial Capital--Incorporated herein by reference to Registrant's initial Registration Statement filed on June 2, 1996

          (m) Plan of Distribution Pursuant to Rule 12b-1--Incorporated herein by reference to Registrant's initial Registration Statement filed on June 21, 1996

          (n)  Inapplicable

          (o)  Inapplicable

          (p)  (i)   Code  of  Ethics  of  Registrant   and  Profit   Investment
                     Management--Filed  herewith

               (ii) Code of Ethics of Ultimus Fund Distributors, LLC--Filed herewith


Item 23. Persons Controlled by or Under Common Control with Registrant.
         --------------------------------------------------------------
          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 24. Indemnification
         ---------------
          Article VII of the Registrant's Declaration of Trust, incorporated herein by reference, provides for indemnification of officers and Trustees. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, employee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, employee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and Profit Investment Management (the "Adviser"). Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

          The Management Agreement with the Adviser provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.

          The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall be indemnified and held harmless for any loss, damage or expense reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement, for all of which exceptions Distributor shall be liable to Registrant. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 25. Business and Other Connections of the Investment Adviser
         --------------------------------------------------------
          The Adviser is registered as an investment adviser and provides investment advisory services to the Registrant as well as individuals, trusts and corporate and institutional clients.

          The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

          Eugene A. Profit--President and Chief Executive Officer of the Adviser

          Michelle Quash Profit--Secretary and Chief Compliance Officer of the Adviser


Item 26. Principal Underwriters
         ----------------------

          (a) Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for the following registered investment companies:

               Williamsburg Investment Trust       The GKM Funds
               The Shepherd Street Funds, Inc.     The Arbitrage Funds
               Hussman Investment Trust            Oak Value Trust
               Veracity Funds                      TFS Capital Investment Trust
               Hillier Funds Trust

          (b)                      Position with            Position with
               Name                Distributor              Registrant
               --------------      -------------------      -------------------
               Robert G. Dorsey    President/Managing       Vice President
                                   Director

               John F. Splain      Secretary/Managing       Secretary
                                   Director

               Mark J. Seger       Treasurer/Managing       Treasurer
                                   Director

               Theresa M. Bridge   Vice President           Assistant Treasurer

               Wade R. Bridge      Vice President           Assistant Secretary

               Steven F. Nienhaus  Vice President           None

               Craig J. Hunt       Assistant Vice           Assistant Vice
                                   President                President

          The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.


          (c) Not applicable

Item 27. Location of Accounts and Records
         --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Registrant at its offices located at 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910, or at the offices of the Registrant's transfer agent located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or at the offices of the Registrant's custodian.


Item 28. Management Services Not Discussed in Parts A or B
         -------------------------------------------------
          Not applicable

Item 29. Undertakings
         ------------
          Not applicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Silver Spring and State of Maryland on the 1st day of December, 2004.

                                            PROFIT FUNDS INVESTMENT TRUST

                                      By:   /s/  Eugene A. Profit
                                            ---------------------------
                                            Eugene A. Profit
                                            President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     Signature                     Title                        Date

/s/ Eugene A. Profit               President                  December 1, 2004
----------------------------       and Trustee
Eugene A. Profit

/s/ Mark J. Seger
----------------------------       Treasurer                  December 1, 2004
Mark J. Seger


----------------------------       Trustee              /s/ John F. Splain
Larry E. Jennings, Jr.*                                 -----------------------
                                                        John F. Splain
                                                        Attorney-in-fact*
----------------------------       Trustee              December 1, 2004
Robert M. Milanicz*


----------------------------       Trustee
Deborah T. Owens*

                                INDEX TO EXHIBITS

EXHIBIT NO.   DESCRIPTION

22(d)(i)      Addendum to Management Agreement with Profit Investment Management

22(j)         Consent of Independent Registered Public Accounting Firm

22(p)(i)      Code of Ethics of Registrant and Profit Investment Management

22(p)(ii)     Code of Ethics of Ultimus Fund Distributors, LLC